EXHIBIT 23.3

                 CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

      As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-8 of our report dated April 1, 1998 on the December 31, 1997 financial statements of Visigenic Software, Inc. included in Inprise Corporation's Form 10K filed with the Securities and Exchange Commission on April 4, 2000.


                                    /s/ Arthur Andersen LLP

San Jose, California
August 28, 2000